THE WESTPORT FUNDS

Supplement dated December 31, 2007 to the Prospectus dated May 1, 2007

This Supplement updates certain information contained in the Prospectus for the Funds dated May 1, 2007. You should read this Supplement and keep it with your Prospectus for future reference. You can obtain additional copies of the Prospectus free of charge by calling 1-888-593-7878.

The Westport Select Cap Fund Class R Shares will re-open to new investors on January 1, 2008. The initial investment minimum for the Fund's Class R Shares continues to be $5,000. The disclosure on page 21 of the Prospectus is hereby deleted effective as of the date of this Supplement.